EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01


                            Monthly Operating Report
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Document    Explanation
REQUIRED DOCUMENTS                                                                Form No.        Attached     Attached
-------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR - 1                X
-------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR - 1 (CON'T)
-------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                   X
-------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals
-------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                       MOR - 2                X
-------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                 MOR - 3                X
-------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                  MOR - 4                X
-------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt
-------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period
-------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                          MOR - 4                X
-------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable
-------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                  MOR - 5                X
-------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                          MOR - 5                X
-------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


-------------------------------------                               ------------
Signature of Debtor                                                 Date


-------------------------------------                               ------------
Signature of Joint Debtor                                           Date

/s/ Larry A. Ford                                                   11/29/01
-------------------------------------                               ------------
Signature of Authorized Individual*                                 Date

LARRY A. FORD                                                DIRECTOR
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                   Schedule of Cash Receipts and Disbursements

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Cumulative
                                                                                                                      Filing
                                                                                                 Current Month       to Date

                                                                               Secured Lenders
                                                                               Revolver Account      Actual           Actual
--------------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Month                                                       $           --   $           --   $           --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Receipts (1)
--------------------------------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                                                         $31,456,210.20   $31,456,210.20   $31,456,210.20
--------------------------------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                                                          839,741.58       839,741.58       839,741.58
--------------------------------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                                                        417,404.78       417,404.78       417,404.78
--------------------------------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                                                          401,928.78       401,928.78       401,928.78
--------------------------------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                                                    60,000.00        60,000.00        60,000.00
--------------------------------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                                                           2,137,249.39     2,137,249.39     2,137,249.39
--------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                                                  103,065.93       103,065.93       103,065.93
--------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                                                    77,701.71        77,701.71        77,701.71
--------------------------------------------------------------------------------------------------------------------------------
   Total Receipts                                                               $35,493,302.37   $35,493,302.37   $35,493,302.37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Disbursements
--------------------------------------------------------------------------------------------------------------------------------
Payroll related                                                                 $10,259,035.63   $10,259,035.63   $10,259,035.63
--------------------------------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                                                        7,051,069.77     7,051,069.77     7,051,069.77
--------------------------------------------------------------------------------------------------------------------------------
Utilities                                                                           627,765.67       627,765.67       627,765.67
--------------------------------------------------------------------------------------------------------------------------------
Freight                                                                           3,662,924.45     3,662,924.45     3,662,924.45
--------------------------------------------------------------------------------------------------------------------------------
Equipment Leases / Rent                                                             307,874.05       307,874.05       307,874.05
--------------------------------------------------------------------------------------------------------------------------------
SG&A                                                                              1,218,733.70     1,218,733.70     1,218,733.70
--------------------------------------------------------------------------------------------------------------------------------
Transfers to Secured Lenders' Escrow Account (2)                                  2,785,000.00     2,785,000.00     2,785,000.00
--------------------------------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit                                     9,580,899.10     9,580,899.10     9,580,899.10
--------------------------------------------------------------------------------------------------------------------------------
   Total Disbursements                                                          $35,493,302.37   $35,493,302.37   $35,493,302.37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Net Cash Flow                                                                   $           --   $           --   $           --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Cash - End of Month                                                             $           --   $           --   $           --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Disbursements for Calculating  U.S. Trustee Quarterly Fees (From Current Month Column)
--------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                               $35,493,302.37
--------------------------------------------------------------------------------------------------------------------------------
     Less: Transfers to Debtor In Possession Accounts                                                                         --
--------------------------------------------------------------------------------------------------------------------------------
     Plus: Estate Disbursements Made by Outside Sources                                                                       --
--------------------------------------------------------------------------------------------------------------------------------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                                    35,493,302.37
--------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.

(2) Transfers relate to the amount of funds placed in a segregated bank account ("Segregated Professional Account") owned and controlled by the Agent of the Secured Lenders for professional fees as set forth by the Stipulation and Fifth Interim Order authorizing Secured Post-Petition Financing.


                                  Page 2 of 9
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

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                             Bank Reconciliation (1)


--------------------------------------------------------------------------------
                                                   Bank Accounts
--------------------------------------------------------------------------------
Balance Per Books                  $   --       $   --       $   --       $   --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Balance                           --           --           --           --
--------------------------------------------------------------------------------
Plus: Deposits In Transit              --           --           --           --
--------------------------------------------------------------------------------
Less: Outstanding Checks               --           --           --           --
--------------------------------------------------------------------------------
Other                                  --           --           --           --
--------------------------------------------------------------------------------
Adjusted Bank Balance              $   --       $   --       $   --       $   --
--------------------------------------------------------------------------------

Notes:

(1) See attached copies of all DIP Bank Statements.


Other


                                   Page 3 of 9
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                       Statement of Operations (in 000's)

NET SALES:
          Outside                                                  $     30,817
          Rental Income                                                      17
                                                                   ------------
                                                                         30,834
                                                                   ------------
COST OF GOODS SOLD:
          Outside                                                        31,583
                                                                   ------------

GROSS PROFIT / (LOSS)                                                      (749)

SG&A EXPENSES:
          Freight                                                         1,829
          Customs & Commissions                                             436
          Selling & Marketing                                               819
          Administrative                                                  2,145
                                                                   ------------
                                                                          5,229
                                                                   ------------

OPERATING PROFIT / (LOSS)                                                (5,978)

Restructuring Charges                                                     3,000
Interest Expense (1)                                                      1,797

                                                                   ------------
NET PROFIT / (LOSS)                                                $    (10,775)
                                                                   ============

Notes:

(1) Assumes no interest payments to Senior Secured Note Holders.


                                   Page 4 of 9
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                     Balance Sheet as of 10/31/01 (in 000's)

ASSETS
Current Assets:
     Cash and cash equivalents (1)                                 $        654
     Accounts Receivable, net of allowance                               26,206
     Inventories (2)
          Raw Materials                                                  35,406
          Supplies Inventory                                              5,328
          Work-in-process                                                   300
          Finished goods                                                 41,071
                                                                   ------------
              Total Inventories                                          82,105

     Prepaid expenses and other current assets                            1,747
                                                                   ------------
              Total Current Assets                                      110,712

Property Plant & Equipment
          Machinery and Equipment                                       248,748
          Building and Building Improvements                             28,095
          Leasehold Improvements                                          6,060
          Land                                                            8,745
          Construction in Progress                                       30,565
                                                                   ------------
              Total Property, Plant and Equipment                       322,213
          Less: Accumulated Depreciation                                (73,322)
                                                                   ------------
              Property, Plant & Equipment, net                          248,891

Due from Related Parties, net
     Affiliated Entities                                                 31,693
     Beneficial Stockholders                                              1,166
                                                                   ------------
Due from Related Parties, net                                            32,859

Deferred Costs, net
     Total Deferred Costs                                                13,023
     Less: Accumulated Amortization                                      (4,703)
                                                                   ------------
              Total Deferred Costs, net                                   8,320

Other Assets                                                                347
                                                                   ------------
              Total Assets                                         $    401,129
                                                                   ============

Notes:

(1) Cash and cash equivalents is reported on a bank basis as of 10/31/01.

(2) Physical inventory count as of 10/31/01. Finished Goods inventory valued at lower of cost or market (market estimated at selling price net of freight, commissions and other costs of disposal). All other inventory valued at cost.


                                   Page 5 of 9
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                     Balance Sheet as of 10/31/01 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

      Accounts Payable Trade                                              3,142
      Accounts Payable Accrual (Prof Fee's)                                 215
      Accrued Expenses                                                    5,930
                                                                   ------------

Total Liabilities:                                                        9,287

Liabilities Subject to Compromise:
      Notes Payable (Bank Group Line of Credit at 10/31/01)        $    130,455
      Accounts Payable Trade                                            122,136
      Accrued Expenses                                                   16,081
      Accrued Fringes                                                    12,968
      Senior Secured Notes Payable                                      160,535
      Other Long term Liabilities                                        13,226
      Mortgage Loans Payable                                             24,082
      Capitalized Lease Obligations                                       2,977
                                                                   ------------
Total Liabilities Subject to Compromise:                                482,460

Stockholders' Equity
      Common Stock                                                        1,605
      Additional paid in capital                                         66,252
      Retained Earnings                                                (147,700)
      Current Earnings                                                  (10,775)
                                                                   ------------
           Total Stockholders Equity                                    (90,618)

                                                                   ------------
      Total Liabilities and Stockholders Equity                    $    401,129
                                                                   ============


                                   Page 6 of 9
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                          Summary of Postpetition Taxes

-------------------------------------------------------------------------------------------------------------------------------
                                     Beginning      Amount
                                        Tax        Withheld                                          Check No.       Ending Tax
                                     Liability    or Accrued       Amount Paid     Date Paid (1)     or EFT (1)      Liability
-------------------------------------------------------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------------------------------------------------------
Withholding                           $   --       $  815,656       $  815,656       See Notes       See Notes       $       --
-------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                           --          524,805          524,805       See Notes       See Notes               --
-------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                           --          524,945          524,945       See Notes       See Notes               --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                              --            1,924            1,924       See Notes       See Notes               --
-------------------------------------------------------------------------------------------------------------------------------
Income                                    --               --               --                                               --
-------------------------------------------------------------------------------------------------------------------------------
Other: Corporate (2)                      --           17,700               --                                           17,700
-------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                $   --       $1,885,030       $1,867,330                                       $   17,700
-------------------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------------------
Withholding                           $   --       $  216,098       $  216,098       See Notes       See Notes       $       --
-------------------------------------------------------------------------------------------------------------------------------
Sales                                     --                                --                                               --
-------------------------------------------------------------------------------------------------------------------------------
Excise                                    --                                --                                               --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                              --           11,677           11,677       See Notes       See Notes               --
-------------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)        --        1,047,300               --                                        1,047,300
-------------------------------------------------------------------------------------------------------------------------------
Personal Property                         --                                --                                               --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                    --               42               42       See Notes       See Notes               --
-------------------------------------------------------------------------------------------------------------------------------
   Total State and Local              $   --       $1,275,117       $  227,817                                       $1,047,300
-------------------------------------------------------------------------------------------------------------------------------
Total Taxes                           $   --       $3,160,147       $2,095,147                                       $1,065,000
-------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 9/13/01, 9/20/01, 9/27/01, 10/04/01, 10/11/01, 10/18/01, and
10/25/01. Outsourced third party payroll agencies remitt all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2) Taxes are estimated.


                      Summary of Unpaid Postpetition Debts

--------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                             ------------------------------------------
                                                 Current      0 - 30      31 - 60    61 - 90    Over 90      Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                               $2,738,927    $402,619      $  --      $  --      $  --    $3,141,546
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                   1,898,000          --         --         --         --     1,898,000
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                   1,065,000          --         --         --         --     1,065,000
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                               --          --         --         --         --            --
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                       2,968,000          --         --         --         --     2,968,000
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments            --          --         --         --         --            --
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                 215,000          --         --         --         --       215,000
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                --          --         --         --         --            --
--------------------------------------------------------------------------------------------------------------------
Other:                                                 --          --         --         --         --            --
--------------------------------------------------------------------------------------------------------------------
Other:                                                 --          --         --         --         --            --
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                       $8,884,927    $402,619      $  --      $  --      $  --    $9,287,546
--------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.


                                   Page 7 of 9
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                  Accounts Receivable Reconciliation And Aging

----------------------------------------------------------------------------------
Accounts Receivable Reconciliation (1)                                   Amount
----------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $ 30,701,998
----------------------------------------------------------------------------------
+ Amounts billed during the period                                      30,817,000
----------------------------------------------------------------------------------
- Amounts collected during the period                                   35,312,537
----------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period          $ 26,206,461
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Accounts Receivable Aging                                                Amount
----------------------------------------------------------------------------------
0 - 30 days old                                                       $ 18,110,407
----------------------------------------------------------------------------------
31 - 60 days old                                                         4,878,604
----------------------------------------------------------------------------------
61 - 90 days old                                                         3,428,256
----------------------------------------------------------------------------------
91+ days old                                                            31,789,194
----------------------------------------------------------------------------------
Total Accounts Receivable                                               58,206,461
----------------------------------------------------------------------------------
Bad Debt Reserve                                                       (32,000,000)
----------------------------------------------------------------------------------
Accounts Receivable (Net)                                             $ 26,206,461
----------------------------------------------------------------------------------

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


                                   Page 8 of 9
                     Unaudited - Subject to Material Change

                           UNITED STATES BANKRUPTCY COURT
                                DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                     Reporting Period: 9/10/01 - 10/31/01

                                Debtor Questionnaire

--------------------------------------------------------------------------------
Must be completed each month                                      Yes       No
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If
     yes, provide an explanation below.                                     X
--------------------------------------------------------------------------------
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period? If yes, provide an explanation below.                          X
--------------------------------------------------------------------------------
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                             X
--------------------------------------------------------------------------------
4.   Are workers compensation, general liability and other
     necessary insurance coverages in effect? If no, provide
     an explanation below.                                         X
--------------------------------------------------------------------------------


                                   Page 9 of 9
                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                   September 10, 2001 through October 31, 2001

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers): American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty Management LLC (01-10410),
     Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of September 10, 2001 through October 31, 2001, is unaudited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. Subsequent to the filing of the American Tissue Inc. MOR for the period from September 10, 2001 through October 31, 2001, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR


                     Unaudited - Subject to Material Change                    1

                                                         Case No. 01-10370 et al

     for the period from September 10, 2001 through October 31, 2001 will be filed with the court at a later date after all adjustments are identified and finalized.

5.   Liabilities subject to compromise under Chapter 11 include the following:

                                                                        ($000s)
                                                                       --------
          Notes Payable (Bank Group Line of Credit @ 10/31/01)         $130,455
          Accounts Payable - Trade                                      122,136
          Accrued Expenses                                               16,081
          Accrued Fringes                                                12,968
          Senior Secured Notes payable                                  160,535
          Other Long Term Liabilities                                    13,226
          Mortgage Loans Payable                                         24,082
          Capitalized Lease Obligations                                   2,977
                                                                       --------
          TOTAL                                                        $482,460
                                                                       ========


                     Unaudited - Subject to Material Change                    2